Goodwill and intangible assets, net	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and intangible assets, net	Goodwill and intangible assets, net
The following table presents our intangible assets as of December 31, 2024 and 2023:

	Year ended December 31,
(in thousands)	2024	2023
Intangible assets with indefinite lives	€45,345	€75,345
Intangible assets with definite lives, net	—	269
Total	€45,345	€75,614
Our intangible assets relate principally to trade names, trademarks and domain names. As of December 31, 2024, our intangible assets with definite lives, net were classified as held for sale and are presented in prepaid expenses and other current assets in the consolidated balance sheet.
The following table presents the changes in goodwill by reporting segment:

(in thousands)	Developed Europe	Americas	Total
Balance as of January 1, 2023	€95,451	€86,476	€181,927
Impairment charge	(95,451)	(86,476)	(181,927)
Balance as of December 31, 2023	€—	€—	€—
As of December 31, 2024 and 2023, we had accumulated impairment losses for goodwill of €494.2 million.
Impairment Assessments
For the year ended December 31, 2024, we performed a quantitative impairment assessment for our annual impairment test as of September 30th. As a result, an indefinite-lived intangible assets impairment charge of €30.0 million was recorded. The impairment was driven by the decline in revenue observed in 2024 compared to the prior year primarily resulting from the headwinds in our performance marketing channels that have delayed our previously expected growth and continued uncertainty in respect of the overall economic environment. Share price declines observed during 2024 have also reduced our total market capitalization relative to our net assets.
For the year ended December 31, 2023, we recorded impairment charges to the Developed Europe and Americas reporting unit goodwill balances of €95.5 million and €86.5 million, respectively which eliminated the goodwill balances in these reporting units. We also recorded an indefinite-lived intangible assets impairment charge of €14.2 million. The impairments were driven by adjustments made to our profitability outlook arising from the announced strategy shift to long-term growth, share price decline during the third quarter of 2023, uncertainty in our operating environment, and the continued uncertainty in respect of the overall economic environment.
For the year ended December 31, 2022, we recorded cumulative goodwill impairment charges of €104.6 million to our Developed Europe reporting unit and cumulative impairment charges of €80.0 million to our indefinite-lived intangible assets. The impairments were due to deteriorating macroeconomic conditions, including rising interest rates, increased inflation and more uncertainty in respect of the overall economic environment which led to a shift in the Company’s internal priorities beginning in the second quarter of 2022.
During the indefinite-live intangible asset impairment assessments performed, we base our measurement of the fair value using the relief-from-royalty method. This method assumes that the trade name and trademarks have value to the extent that their owner is relieved of the obligation to pay royalties for the benefits received from them. This method requires us to estimate future revenue for the brand, the appropriate royalty savings rate and an applicable discount rate.
During the goodwill impairment assessment performed, we compared the fair values of our reporting units to their carrying values. The fair value estimates for all reporting units were based on a blended analysis of the present value of future discounted cash flows and market value approach. The significant estimates used in the discounted cash flows model included our weighted average cost of capital, revenue growth rates, profitability of our business and long-term rate of growth. Our significant estimates in the market approach model included identifying similar companies with comparable business factors such as size, growth, profitability, risk and return on investment, assessing comparable revenue and earnings multiples and the control premium applied in estimating the fair values of the reporting units.